Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

August 6, 2009

VIA EDGAR AND MESSENGER

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Peggy Fisher

Re:	CareFusion Corporation
Registration Statement on Form S-1 (File No. 333-160766)
Filed on July 23, 2009

Dear Ms. Fisher:

On behalf of our client, CareFusion Corporation (the “Company”), which is currently a wholly owned subsidiary of Cardinal Health, Inc. (“Cardinal Health”), we are providing to the staff of the Division of Corporation Finance (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) the Company’s responses to the comments in your letter dated August 5, 2009 regarding the Company’s Registration Statement on Form S-1 (File No. 333-160766) (the “Registration Statement”). The Company concurrently is filing Amendment No. 1 to the Registration Statement, which incorporates the revisions discussed below.

For your convenience, set forth below in bold are each of the comments in the Staff’s letter dated August 5, 2009, followed by the Company’s response to that comment, including where applicable, a cross-reference to the location of the changes made in response to the Staff’s comment. All page numbers refer to the page numbers in Amendment No. 1 to the Registration Statement.

1.	We note that at the time of your filing of this registration statement, your 2009 Long-Term Incentive Plan had not yet been finalized and filed as an exhibit to your registration statement. Prior to requesting acceleration of your registration statement, please ensure that the 2009 LTIP has been finalized and that the plan and any related plan documents that are required to be filed have been filed as exhibits to your registration statement.

Response: The Company advises the Staff that it has filed the Form of CareFusion Corporation 2009 Long-Term Incentive Plan, which has been approved by the Board of Directors and is expected to be approved by the stockholder prior to effectiveness, as Exhibit 10.56 to the Registration Statement.

2.	We also note that at the time of your filing, the options, restricted stock awards and restricted stock units have not yet been issued under the 2009 LTIP. Please advise as to when those awards will be issued and the date by which you desire your registration statement to be declared effective.

Response: The Company advises the Staff that the Replacement Awards to former employees of Cardinal Health covered by this Registration Statement will be granted on August 31, 2009, in connection with the separation. All other grants of options, restricted stock awards and restricted stock units to be issued under the CareFusion Corporation 2009 Long-Term Incentive Plan will be covered by a registration statement on Form S-8, which we intend to file with the Staff prior to the separation. The Company expects to request the Registration Statement be declared effective on Monday, August 10, 2009, and will submit an acceleration request at an appropriate time.

3.	Please confirm to us that your pending registration statement complies in all material respects with each comment that we issued in connection with our review of your recently filed Form 10-12B that went effective on July 28, 2009 that would be applicable to your pending registration statement.

Response: The Company advises the Staff that the pending Registration Statement complies in all material respects with each comment that the Staff issued in connection with its review of our recently filed Form 10-12B that went effective on July 28, 2009 that would be applicable to our pending Registration Statement.

* * *

If it would expedite the review of the information provided herein, please do not hesitate to call Rod Miller at (212) 310-8716.

Very truly yours,

/s/ Rod Miller
Rod Miller, Esq. Weil, Gotshal & Manges LLP

cc:	Jack Adams, Esq.
Nathaniel Sisitsky, Esq.